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                                                                    EXHIBIT 10.1
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                                FIRST AMENDMENT
        TO AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT
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     First Amendment dated as of August 26, 1997 to Amended and Restated
Multicurrency Revolving Credit Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), GENERALE BANK N.V., CREDIT LYONNAIS NEW YORK BRANCH and the other lending institutions listed on Schedule 1 to the Credit Agreement (as
                               ----------
hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Amended and Restated Multicurrency Revolving Credit Agreement dated as of June 12, 1997 (as the same may be amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, Samsonite Europe, the Lenders, BANKBOSTON, N.A. as administrative agent for the Agents (as hereinafter defined) and the Lenders (the "Administrative Agent"), GENERALE BANK N.V. as documentation agent for the Agents and the Lenders (the "Documentation Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as syndication agent for the Agents and the Lenders (the "Syndication Agent"), BANKBOSTON, N.A. as competitive bid agent for the Agents and the Lenders (the "Competitive Bid Agent"), GENERALE
BANK N.V. as foreign agent for the Agents and the Lenders (the "Foreign Agent") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANQUE NATIONALE DE PARIS and KREDIETBANK N.V. as co-agents (the "Co-Agents", and, collectively with the Administrative Agent, the Documentation Agent, the Syndication Agent, the Competitive Bid Agent and the Foreign Agent, the "Agents"), and GENERALE BANK N.V. as fronting bank for the Lenders (the "Fronting Bank"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Company and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  (S)1.  AMENDMENTS TO THE CREDIT AGREEMENT.  Subject to the satisfaction of the
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applicable conditions precedent set forth in (S)2 hereof, the Credit Agreement is hereby amended as follows:

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           (S)1.1  DEFINITIONS. The definition of "Open Market Purchases" is
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     hereby amended by (a) deleting the amount "$50,000,000" which appears in such definition and substituting in place thereof the amount "$65,000,000"; and (b) deleting the percentage "113%" which appears in such definition and substituting in place thereof the percentage "118%".


           (S)1.2  EURODOLLAR RATE LOANS. Section 2.8.3 of the Credit Agreement
                   ---------------------
     is hereby amended by deleting the words "more than four (4) Eurodollar Rate Loans" which appear in the second sentence of (S)2.8.3 and substituting in place thereof the words "more than ten (10) Eurodollar Rate Loans".

           (S)1.3  RESTRICTIONS ON INVESTMENTS. Section 10.3 of the Credit
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     Agreement is hereby amended by (a) deleting the word "and" which appears at the end of the text of (S)10.3(w); (b) inserting the word "and" immediately after the text and the semicolon in (S)10.3(x) and (c) inserting immediately after the end of the text of (S)10.3(x) the following:

                         (y) by the Company in any Person that is not a Subsidiary and which is in a Related Business, which do not exceed, in the aggregate, after the date hereof over the term of this Credit Agreement on a cumulative basis $8,000,000, provided, (i) such
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           Investment is made by the Company to either (1) purchase capital stock of such Person or (2) make a loan to such Person and (ii) the Company and such Person have made arrangements satisfactory to the Company which limits the use of the proceeds of such Investments by such Person for purposes satisfactory to the Company.

           (S)1.4  EVENTS OF DEFAULT. Section 14.1(j) of the Credit Agreement is
                   -----------------
     hereby amended by inserting immediately following the words "or the Subordinated Debt shall be (or shall be required at such time to be) prepaid, redeemed or repurchased in whole or in part" (before the semi-colon) the words ", except as otherwise expressly permitted pursuant to
     (S)10.8 hereof".

     (S)2.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall become effective
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upon the date of receipt by the Administrative Agent of one or more counterparts of this Amendment, duly executed by the Company, Samsonite Europe and the Majority Lenders (such date being hereinafter referred to as the "Amendment Date").

     (S)3.  REPRESENTATIONS AND WARRANTIES.  Each of the Company and Samsonite
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Europe hereby repeats, on and as of the date hereof and the Amendment Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references
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therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Company and Samsonite

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Europe hereby represents and warrants that the execution and delivery by the
Company and Samsonite Europe of this Amendment and the performance by each of the Company and Samsonite Europe of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of the Company and Samsonite Europe, as the case may be, and have been duly authorized by all necessary corporate action on the part of the Company and Samsonite Europe, and each further represents and warrants that the execution and delivery by each of the Company and Samsonite Europe, as the case may be, of this Amendment and the performance by the Company and Samsonite Europe, as the case may be, of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which the Company or Samsonite Europe is a party or by which the Company or Samsonite Europe is bound, including, in the case of the Company, but not limited to, the Subordinated Indenture.

     (S)4.  RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
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Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)5.  NO WAIVER.  Nothing contained herein shall constitute a waiver of,
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impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe or any rights of the Agents or the Lenders consequent thereon.

     (S)6.  COUNTERPARTS.  This Amendment may be executed in one or more
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counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO
CONFLICT OF LAWS).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature Pages Follow]

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                         Signature Pages for Borrowers
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     Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:


  The Company:              SAMSONITE CORPORATION
  --- -------

                            By:    /s/ Thomas R. Sandler
                                      ------------------
                            Name:  Thomas R. Sandler
                            Title: CFO


  Samsonite Europe:         SAMSONITE EUROPE N.V.
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                            By:    /s/ Thomas R. Sandler
                                      ------------------
                            Name:  Thomas R. Sandler
                            Title: Director

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                            BANKBOSTON, N.A.



                            By:    /s/ Gretchen Troiano
                                      -----------------
                            Name:  Gretchen Troiano
                            Title: Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                            GENERALE BANK N.V.



                            By:    /s/ E. Matthews
                                      ------------
                            Name:  E. Matthews
                            Title: Senior Vice President


                            By:    /s/ S. Del Rosario
                                      ---------------
                            Name:  S. Del Rosario
                            Title: Senior Vice president

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                            CREDIT LYONNAIS NEW YORK BRANCH



                            By:    /s/ Robert Ivosevich
                                      -----------------
                            Name:  Robert Ivosevich
                            Title: Senior Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:



                            BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION


                            By:    /s/ Kevin C. Leader
                                      ----------------
                            Name:  Kevin C. Leader
                            Title: Vice president

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                            THE BANK OF NEW YORK



                            By:    /s/ Robert Lak
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                            Name:  Robert Lak
                            Title: Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                            NORWEST BANK COLORADO,
                               NATIONAL ASSOCIATION



                            By:    /s/ Randall Schmidt
                                      ----------------
                            Name:  Randall Schmidt
                            Title: Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                            BANQUE NATIONALE DE PARIS


                            By:    /s/ Olive Bettles
                                      --------------
                            Name:  Olive Bettles
                            Title: Senior Vice President & Manager


                            By:    /s/ Mylene Dao
                                      -----------
                            Name:  Mylene Dao
                            Title: Assistant Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                            BHF-BANK AKTIENGESELLSCHAFT


                            By:    /s/ Dan Dobrjansky
                                      ---------------
                            Name:  Dan Dobrjansky
                            Title: Assistant Vice President

                            By:    /s/ John D. Sykes
                                      --------------
                            Name:  John D. Sykes
                            Title: Assistant Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                            KREDIETBANK N.V.


                            By:    /s/ Robert Snauffer
                                      ----------------
                            Name:  Robert Snauffer
                            Title: Vice President

                            By:    /s/ Robert M. Surdham, Jr.
                                      -----------------------
                            Name:  Robert M. Surdham, Jr.
                            Title: Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                            ISTITUTO BANCARIO SAN PAOLO DI
                               TORINO SPA



                            By:    /s/ Carlo Persico
                                      --------------
                            Name:  Carlo Persico
                            Title: Deputy General Manager


                            By:    /s/ K. Douglas Knapp
                                      -----------------
                            Name:  K. Douglas Knapp
                            Title: Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                            SOCIETE GENERALE, SOUTHWEST AGENCY



                            By:    /s/ Richard A. Erbert
                                      ------------------
                            Name:  Richard A. Erbert
                            Title: Vice President

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                          Signature Pages for Lenders
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  The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                            UNION BANK OF CALIFORNIA, N.A.



                            By:    /s/ Wanda Headrick
                                      ---------------
                            Name:  Wanda Headrick
                            Title: Vice President

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